Exhibit  10(j):



                             CONSULTING AGREEMENT

          Agreement, made as of April 7, 1997 (the "Effective Date"), by and between NBI, Inc., a Delaware corporation (together with its successors and assigns permitted under this Agreement, the "Company"), and Morris D. Weiss (the "Consultant").

                             W I T N E S S E T H :

          WHEREAS, the Consultant has the ability to offer to the Company expertise, knowledge and assistance with respect to business and legal matters; and

          WHEREAS, the Company desires to retain Consultant to provide such services to the Company, and the Consultant desires to provide such services to the Company, subject to the terms and provisions of this Agreement;

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company and the Consultant (individually a "Party" and together the "Parties") agree as follows:

              1.     CONSULTING  TERM.

          The term of this Agreement shall commence as of the Effective Date hereof and shall continue for three (3) years. Upon the expiration of the initial three (3) year term, this Agreement shall be automatically renewed for successive periods of one (1) year each, unless, not later than ninety (90) days prior to the end of the initial term or any renewal term, the Company shall have given notice to the Consultant or the Consultant shall have given notice to the Company that either of them does not wish to extend this Agreement. The first one (1) year renewal period shall commence on the first day immediately following the conclusion of the initial three (3) year term. (The term of this Agreement shall be referred to herein as the "Consulting Term.")

            2.          CONSULTING  SERVICES.

               THE CONSULTANT SHALL PROVIDE CONSULTING SERVICES TO THE COMPANY AT THE REQUEST OF THE PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE COMPANY. SUCH CONSULTING SERVICES SHALL INCLUDE ADVICE ON BUSINESS AND LEGAL ISSUES AND OTHER MUTUALLY AGREEABLE PROJECTS.

               THE  CONSULTANT  SHALL  DEVOTE  SUBSTANTIAL  BUT  NOT EXCLUSIVE
ATTENTION TO THE AFFAIRS OF THE COMPANY AS THE CONSULTANT'S DUTIES MAY REASONABLY REQUIRE, IT BEING UNDERSTOOD THAT THE CONSULTANT IS SIMULTANEOUSLY ENTERING INTO A CONSULTING AGREEMENT, EITHER PERSONALLY OR THROUGH AN ENTITY HE OWNS OR CONTROLS, AND AN EMPLOYMENT AGREEMENT WITH UNRELATED BUSINESSES AND WILL BE DEVOTING SUBSTANTIAL ATTENTION TO SUCH OTHER ENTITIES AS WELL.

               THE PARTIES ACKNOWLEDGE AND AGREE THAT THE CONSULTANT IS AN INDEPENDENT CONTRACTOR AND IS NOT A PARTNER, EMPLOYEE, OR AGENT WITH THE COMPANY OR ANY OF ITS SUBSIDIARIES OR AFFILIATES. NOTHING IN THE AGREEMENT SHALL BE CONSTRUED TO GRANT EITHER PARTY THE AUTHORITY TO ENTER INTO A CONTRACT IN THE NAME OF THE OTHER PARTY, OR TO BIND THE OTHER PARTY IN ANY MANNER. NOTWITHSTANDING THE ABOVE, AT THE REQUEST OF THE COMPANY THE CONSULTANT AGREES TO ACCEPT AND SERVE IN THE POSITION OF A SENIOR VICE PRESIDENT AND GENERAL COUNSEL OF THE COMPANY DURING THE CONSULTING TERM.

         3.          CONSULTING  FEE.

          The Consultant shall be paid an annual Consulting Fee of Seventy Five Thousand Dollars ($75,000.00) such consulting fee to be paid in substantially equal semi-monthly installments.

         4 .          GRANT  OF  STOCK  OPTION.

          The Company has previously adopted an Employee and Director Stock Option Plan (the "Stock Plan"). As soon as practicable after the Effective Date, the Company agrees to recommend to the Company's Board that the Consultant be granted under the Stock Plan the same benefits and incentives (on the same terms and conditions) as those available to other senior executives of the Company.

         5.          REIMBURSEMENT  OF  BUSINESS  AND  OTHER  EXPENSES.

          The Consultant is authorized to incur reasonable expenses in carrying out his duties and responsibilities under this Agreement and the Company shall promptly reimburse him for all reasonable business expenses incurred in connection with carrying out the business of the Company, subject to documentation in accordance with the Company's policy.

         6.          PERQUISITES.

          During the Consulting Term, the Consultant shall be entitled to benefits and perquisites that are comparable to the fringe benefits and perquisites offered to the Company's senior executive officers and directors in accordance with the most favorable plans, practices, programs and policies of the Company.

         7 .          TERMINATION  OF  CONSULTING  TERM.

               THE CONSULTING TERM SHALL TERMINATE AT THE EARLIER OF THE (I) EXPIRATION OF THIS AGREEMENT AS PROVIDED IN SECTION 1. HEREOF, OR (II) THE DATE OF THE DEATH OF THE CONSULTANT.

               NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE CONSULTING TERM SHALL NOT TERMINATE DURING ANY PERIOD OF PHYSICAL OR MENTAL INCAPACITY OF THE CONSULTANT WHICH RESULTS IN THE CONSULTANT'S TEMPORARY OR PERMANENT INABILITY TO PERFORM THE SERVICES CONTEMPLATED UNDER THIS AGREEMENT, AS DETERMINED BY AN APPROVED MEDICAL DOCTOR. FOR THIS PURPOSE, AN APPROVED MEDICAL DOCTOR SHALL BE A MEDICAL DOCTOR JOINTLY SELECTED BY THE CONSULTANT AND THE COMPANY. IN THE EVENT THAT THE CONSULTANT AND THE COMPANY CANNOT AGREE ON A MEDICAL DOCTOR, EACH PARTY SHALL SELECT A MEDICAL DOCTOR AND THE TWO SELECTED MEDICAL DOCTORS SHALL JOINTLY SELECT A THIRD MEDICAL DOCTOR TO SERVE AS THE APPROVED MEDICAL DOCTOR.

         8.          INDEMNIFICATION.

          To the full extent authorized or permitted by law, the Company shall hold harmless and indemnify the Consultant against any and all judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses (including, but not limited to attorney's fees), incurred in connection with any actual or threatened action or proceeding, whether civil or criminal, to which the Consultant is made or is threatened to be made a party by reason of the fact that the Consultant then is or was a director or officer of the Company or then serves or has served any other corporation, partnership, joint venture, trust, employment benefit plan or other enterprise in any capacity at the request of the Company. To the fullest extent so permitted, the foregoing shall in any actual or threatened proceeding require the Company to advance expenses on behalf of the Consultant as said expenses are incurred.

         9.          EFFECT  OF  AGREEMENT.

          Except as specifically provided in this Agreement, this Agreement shall not affect nor have any force or effect upon any other agreement to which the Consultant is a party and/or beneficiary.


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        10.          ASSIGNABILITY;  BINDING  NATURE.

          This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Consultant) and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company; provided, however, that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it shall take whatever action it legally can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder. No rights or obligations of the Consultant under this Agreement may be assigned or transferred by the Consultant other than his rights to compensation and benefits, which may be transferred only by will or operation of law, except as provided in Section 15 below; provided, however, that Consultant may in the future assign or transfer his rights or obligations to an entity he owns or controls.

         11 .          REPRESENTATION.

          The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization. The Consultant represents that he knows of no agreement between him and any other person, firm or organization that would be violated by the performance of his obligations under this Agreement.

        12 .          ENTIRE  AGREEMENT.

          This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.


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        13.          AMENDMENT  OR  WAIVER.

          No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Consultant and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Consultant or an authorized officer of the Company, as the case may be.

       14 .          SEVERABILITY.

          In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

         15 .          SURVIVORSHIP.

          The respective rights and obligations of the Parties hereunder shall survive any termination of the Consultant's employment to the extent necessary to the intended preservation of such rights and obligations.

         16 .          BENEFICIARIES/REFERENCES.

          The Consultant shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Consultant's death by giving the Company written notice thereof. In the event of the Consultant's death or a judicial determination of his incompetence, reference in this Agreement to the Consultant shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

        17 .          GOVERNING  LAW/JURISDICTION.

          This Agreement shall be governed by and construed and interpreted in accordance with the laws of Texas without reference to principles of conflict of laws.


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        18 .          RESOLUTION  OF  DISPUTES.

          Any disputes arising under or in connection with this Agreement shall, at the election of the Consultant or the Company, be resolved by binding arbitration, to be held in San Antonio, Texas in accordance with the rules and procedures of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Costs of the arbitration or litigation, including, without limitation, reasonable attorneys' fees of both Parties, shall be borne by the Company. Each party shall have an opportunity to present evidence on the issues in dispute before the arbitrator(s) and each party may be represented by legal counsel. Pending the resolution of any arbitration or court proceeding, the Company shall continue payment of all amounts due the Consultant under this Agreement and all benefits to which the Consultant is entitled at the time the dispute arises. The arbitrators shall decide which party will bear the expenses of such arbitration (including attorneys' fees).

        19 .          NOTICES.

          Any notice given to a Party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

          If  to  the  Company,  to:

          NBI,  Inc.
          1880  Industrial  Circle
          Suite  F
          Longmont,  CO    80501
          Attention:    Mr.  Jay  H.  Lustig

          and:

          If  to  the  Consultant,  to:

          NBI,  Inc.
          701  Brickell  Avenue
          Suite  2100
          Miami,  Florida    33131
          Attention:    Morris  D.  Weiss


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       20 .          HEADINGS.

          The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

        21 .          COUNTERPARTS.

          This  Agreement  may  be  executed  in  two  or  more  counterparts.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                              NBI,  Inc.


                              By:    /s/  JAY  H.  LUSTIG
                                   Jay  H.  Lustig
                                   Chairman  of  the  Board  and  CEO


                                   /s/  MORRIS  D.  WEISS
                                   Morris  D.  Weiss